GolfRounds.com, Inc.
                                 375 Main Street

                          Bedminister, New Jersey 07921

                                             March 16, 2000


To each of the Stockholders of
GolfRounds.com, Inc.
listed on Schedule A hereto

                  Re:      Registration Rights and Lock-up

Dear Stockholder:

     In consideration for M.H. Meyerson & Co., Inc. acting as the placement agent for an offering of 1,333,005 shares of common stock, par value $.01 per share ("Common Stock"), of GolfRounds.com, Inc. pursuant to a Confidential Term Sheet dated March 3, 2000 ("Private Offering"), we hereby agree that you shall have the same rights to have the Company register your shares for resale, and you shall be subject to the same restrictions on resale of your shares, as are set forth in Section 7 of the Subscription Agreement between the Company and each of the investors in the Private Offering.

     If you agree with the foregoing, please sign this letter in the space provided below and return it to us at the above address.

                                          Very truly yours,

                                          GolfRounds.com, Inc.



                                          By: __________________________________
                                          Robert H. Donehew, Vice President and
                                          Treasurer

ACCEPTED AND AGREED:


------------------------
(Print name of Stockholder)


By:_________________________
   Name:
   Title:

                                   Schedule A

                                       to
                      Letter Agreement dated March 16, 2000


Name and Address of Stockholder                    Number of Shares Owned
-------------------------------                    ----------------------

The Rachel Beth Heller 1997 Trust dated                    70,000
7/9/97

Lawrence Kupferberg, Trustee
74 Farview Road
Tenafly, New Jersey 07670

SS #: ###-##-####

The Evan Todd Heller 1997 Trust dated                      70,000
6/17/97

Lawrence Kupferberg, Trustee
74 Farview Road
Tenafly, New Jersey 07670

SS #: ###-##-####

Martan & Co.                                               70,000
525 Washington Blvd., 34th Floor
Jersey City, New Jersey 07310
Eugene Whitehouse, Vice President
Tax ID#:  13-1924455

Donehew Fund Limited Partnership                           70,000
Donehew Capital LLC General Partner
111 Village Parkway, Building #2
Marietta, Georgia 30067
Attn: Robert H. Donehew
Tax ID #:  83-0316971

Jonathan & Nancy Glaser Family Trust dated                 40,000
12/16/98

Jonathan & Nancy Ellen Glaser, Trustee
1999 Avenue of the Stars, Suite 2530
Los Angeles, California 90067
Tax ID #:  ###-##-####




17392.2

W. Robert Ramsdell                                         40,000
474 Paseo Miramar
Pacific Palisades, California 90272
SS #:  ###-##-####

Nagelberg Family Trust dated 9/24/97                       140,000
David S. Nagelberg &
Bette Nagelberg, Trustees
P.O. Box 2142
Rancho Santa Fe, California 92067
Tax ID #:  12-2442177